UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest reported event): October 26, 2004

                                 Powerlinx, Inc.
                    (formerly Seaview Video Technology, Inc.)

               (Exact name of registrant as specified in charter)



      Nevada                         0-23081                  50-0006815
  (State or other                  (Commission               (IRS Employer
jurisdiction of incorporation)      File Number)            Identification No.)



          200 Madonna Blvd, Tierra Verde, Florida              33715
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (727) 866-7440

                                   Copies to:
                             Martin M. Traber, Esq.
                              Foley & Lardner, LLP
                         100 North Tampa St., Suite 2700
                              Tampa, Florida 33602
                              Phone: (813) 229-2300
                               Fax: (813) 221-4210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement.

     The Company has received written correspondence from Satius, Inc., licensor of certain analog technologies used by the Company, terminating its license agreement with the Company due to alleged deficiencies. The Company has forwarded the correspondence to its legal counsel for review and response.


Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          None
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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POWERLINX, INC.

Date: October 26, 2004                  /s/   George S. Bernardich, III
                                        -------------------------------
                                              George S. Bernardich, III,
                                              Chief Executive Officer

                                        /s/    Douglas Bauer
                                        --------------------
                                               Douglas Bauer,
                                               Chief Financial Officer,
                                               Secretary & Treasurer


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